Financial Instruments and Fair Value Measurements - Summary of Cash Equivalents and Conversion Right Liability's Carrying Value and Fair Value (Details) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Assets
Money market funds carrying amount	$ 3,243	$ 3,074
Cash equivalents carrying amount	3,243	3,074
Money market funds	3,243	3,074
Total assets	3,243	3,074
Fair Value, Inputs, Level 1
Assets
Money market funds	3,243	3,074
Total assets	$ 3,243	$ 3,074